Exhibit 99.1

INDEX TO FINANCIAL STATEMENT

Audited Financial Statement of AR Capital Acquisition Corp. (a corporation in the development stage):

Report of Independent Registered Public Accounting Firm	F-2

Balance Sheet as of October 7, 2014	F-3

Notes to Balance Sheet	F-4

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

AR Capital Acquisition Corp.:

We have audited the accompanying balance sheet of AR Capital Acquisition Corp. (a corporation in the development stage) (the “Company”) as of October 7, 2014. This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit of a balance sheet includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit of a balance sheet also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of AR Capital Acquisition Corp. (a corporation in the development stage) as of October 7, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 14, 2014

F-2

AR CAPITAL ACQUISITION CORP.

(A Corporation in the Development Stage)

BALANCE SHEET

October 7, 2014

ASSETS

Current assets:
Cash	$2,224,435
Total current assets	2,224,435
Cash held in Trust Account	240,000,000
Total assets	$242,224,435

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued expenses	$357,462
Due to affiliate	88,800
Promissory note to affiliate	79,702
Total current liabilities	525,964
Deferred underwriting commissions and advisory fees	8,400,000
Total liabilities	8,925,964

Common stock subject to possible redemption; 22,829,846 shares (at redemption value of approximately $10.00 per share)	228,298,461

Stockholders' equity
Preferred stock, $0.0001 par value, 1,000,000 shares authorized; none issued and outstanding	—
Common stock, $0.0001 par value, 400,000,000 shares authorized; 8,070,154 shares issued and outstanding (excluding 22,829,846 shares subject to possible redemption)	807
Additional paid-in capital	5,014,526
Deficit accumulated during the development stage	(15,323)

Total stockholders' equity	5,000,010
Total liabilities and stockholders' equity	$242,224,435

See accompanying notes to the balance sheet.

F-3

AR CAPITAL ACQUISITION CORP.

(A Corporation in the Development Stage)

Notes to the Balance Sheet

1. Organization and Proposed Business Operations

Incorporation

AR Capital Acquisition Corp. (the “Company”), a corporation in the development stage, was incorporated in Delaware on July 25, 2014.

Sponsor

The Company’s sponsor is AR Capital, LLC, a Delaware limited liability company (the “Sponsor”).

Business Purpose

The Company is a newly organized blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more operating businesses (“Initial Business Combination”). The Company has neither engaged in any operations nor generated significant revenue to date. The Company is considered to be in the development stage as defined in Financial Accounting Standards Board Accounting Standard Codification (“FASB ASC”) 915 “Development Stage Entities,” and is subject to the risks associated with activities of development stage companies.

The Company’s management has broad discretion with respect to the Initial Business Combination. However, there is no assurance that the Company will be able to successfully effect an Initial Business Combination.

Financing

The registration statement for the Company’s initial public offering (the “Public Offering”, See Note 3 — Public Offering) was declared effective by the United States Securities and Exchange Commission (“SEC”) on October 1, 2014. On October 7, 2014, the Company consummated the Public Offering of 24,000,000 of its units. The Sponsor purchased simultaneously with the consummation of the Public Offering $6,550,000 of warrants in a private placement (See Note 4 — Related Party Transactions).

Upon the consummation of the Public Offering and the private placement, $240,000,000 was placed in a trust account (the “Trust Account”) with Continental Stock Transfer & Trust Company acting as Trustee.

The Sponsor loaned $79,702 through the issuance of an unsecured promissory note (the “Note”) on August 1, 2014 to cover expenses related to the Public Offering. The Note was payable without interest upon the consummation of the Public Offering. As of October 7, 2014, the amount of the Note outstanding was $79,702. The Note was repaid in full on October 8, 2014. (See Note 9 - Subsequent Events).

Trust Account

The Trust Account can be invested only in U.S. government treasury securities with a maturity of one hundred and eighty (180) days or less or in money market funds meeting certain conditions under Rule 2a-7 of the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations.

The Company’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account will be released until the earlier of: (i) the completion of the Initial Business Combination; or (ii) the redemption of 100% of the shares of common stock included in the units sold in the Public Offering if the Company is unable to complete an Initial Business Combination within 24 months from the closing of the Public Offering.

F-4

AR CAPITAL ACQUISITION CORP.

(A Corporation in the Development Stage)

Notes to the Balance Sheet

Initial Business Combination

The Initial Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account, excluding the deferred underwriting commissions, advisory fees and taxes payable on the income earned by the Trust Account, at the time of the agreement to enter into the Initial Business Combination.

The Company, after signing a definitive agreement for the Initial Business Combination, will either (i) seek stockholder approval of the Initial Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Initial Business Combination (provided they in fact vote for or against the Initial Business Combination), for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, or (ii) provide stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to commencement of the tender offer, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes. The decision as to whether the Company will seek stockholder approval of the Initial Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval.

If the Company seeks stockholder approval, it will complete the Initial Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Initial Business Combination. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of its public shares and the related Initial Business Combination, and instead may search for an alternate Initial Business Combination.

The Company will only have 24 months from the closing of the Public Offering to complete its Initial Business Combination. If the Company does not complete the Initial Business Combination within this period of time, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem 100% of the public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then public shares outstanding, and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of its plan of dissolution and liquidation.

In the event of such distribution, it is possible that the per-share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per unit in the Public Offering.

Emerging Growth Company

Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) permits emerging growth companies to delay complying with new or revised financial accounting standards that do not yet apply to private companies (that is, those that have not had a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) declared effective or do not have a class of securities registered under the Exchange Act). The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s balance sheet with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

F-5

AR CAPITAL ACQUISITION CORP.

(A Corporation in the Development Stage)

Notes to the Balance Sheet

Fiscal Year End

The Company has selected December 31 as its fiscal year end.

2. Significant Accounting Policies

Basis of Presentation

The accompanying balance sheet of the Company is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Development Stage Company

The Company complies with the reporting requirements of FASB ASC 915, “Development Stage Entities.” At October 7, 2014, the Company has neither engaged in any operations nor generated significant revenue to date. All activity through October 7, 2014 relates to the Company’s formation and the Public Offering. Following the Public Offering, the Company will not generate any operating revenues until after the completion of the Initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on the Trust Account after the Public Offering.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet.

F-6

AR CAPITAL ACQUISITION CORP.

(A Corporation in the Development Stage)

Notes to the Balance Sheet

Offering Costs

The Company complies with the requirements of FASB ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (SAB) Topic 5A – “Expenses of Offering”. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Public Offering and that were charged to stockholders’ equity. Offering costs of $13,261,206 (including $13,200,000 in underwriting commissions and advisory fees and $61,206 in fees in connection with the Public Offering, which is net of reimbursable expenses of $500,000) have been charged to stockholders’ equity.

Organizational Costs

Organizational costs include accounting, legal, regulatory fees and the costs of incorporation. These costs are expensed as incurred. For the period of July 25, 2014 (inception) to October 7, 2014, the Company has incurred organizational costs of $15,323.

Redeemable Common Stock

As discussed in Note 3, all of the 24,000,000 shares of common stock sold as part of the units in the Public Offering contain a redemption feature which allows for the redemption of such shares under the Company’s liquidation or tender offer/stockholder approval provisions. In accordance with FASB ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of FASB ASC 480. Although the Company did not specify a maximum redemption threshold, its charter provides that in no event will it redeem the units sold in the Public Offering in an amount that would cause its net tangible assets (stockholders’ equity) to be less than $5,000,001.

Income Taxes

The Company complies with the accounting and reporting requirements of FASB ASC 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized. At October 7, 2014, the Company has a deferred tax asset of approximately $5,210 related to net operating loss carry forwards and start-up costs. Management has determined that a full valuation allowance of the deferred tax asset is appropriate at this time.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. Based on its analysis, the Company has determined that it has no unrecognized tax benefits as of October 7, 2014. The Company’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense and other expenses, respectively. No interest expense or penalties have been recognized as of October 7, 2014. The Company files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states and foreign jurisdictions.

The Company may be subject to potential examination by U.S. federal, U.S. states or foreign jurisdiction authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws.

F-7

AR CAPITAL ACQUISITION CORP.

(A Corporation in the Development Stage)

Notes to the Balance Sheet

Recent Accounting Pronouncements

In June 2014, FASB issued Accounting Standards Update (“ASU”) No. 2014-10, which eliminated certain financial reporting requirements of companies previously identified as “Development Stage Entities” (Topic 915). The amendments in this ASU simplify accounting guidance by removing all incremental financial reporting requirements for development stage entities. The amendments also reduce data maintenance and, for those entities subject to audit, audit costs by eliminating the requirement for development stage entities to present inception-to-date information in the statements of income, cash flows, and shareholder equity. Early application of each of the amendments is permitted for any annual reporting period or interim period for which the entity’s balance sheet has not yet been issued (public business entities) or made available for issuance (other entities). Upon adoption, entities will no longer present or disclose any information required by Topic 915. For public business entities, those amendments are effective for annual reporting periods beginning after December 15, 2014, and interim periods therein. The Company is currently evaluating the impact that this pronouncement would have on the balance sheet.

Management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s balance sheet.

3. Public Offering

On October 7, 2014, the Company sold 24,000,000 units at a price of $10.00 per unit (the “Public Units”) in the Public Offering. Each Public Unit consists of one share of the Company’s common stock, $0.0001 par value per share, and one-half of one redeemable common stock purchase warrant (the “Warrants”). Each whole Warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share. Each Warrant will become exercisable on the later of 30 days after the completion of the Initial Business Combination or 12 months from the closing of the Public Offering, provided an effective registration statement under the Securities Act, exists covering the shares of common stock issuable upon exercise of the Warrants and a current prospectus relating to the Warrants is available (or the Company permits holders to exercise the Warrants on a cashless basis under the circumstances specified in the warrant agreement). The Warrants will expire at 5:00 p.m., New York City time, five years after the completion of the Initial Business Combination or earlier upon redemption or liquidation.

The Company paid an upfront underwriting discount of $0.20 per Public Unit ($4,800,000 in the aggregate) to the underwriters at the closing of the Public Offering. Additional fees (the “Deferred Fees”) of $8,400,000 ($0.35 per Public Unit sold), comprised of (a) $5,760,000 payable to the underwriters for deferred underwriting commissions and (b) $2,640,000 payable to RCS Capital ("RCS"), a division of Realty Capital Securities, LLC, an entity under common control with the Sponsor, for financial advisory services in connection with the identification, evaluation, negotiation and completion of the Initial Business Combination, were deposited in the Trust Account and will become payable to the underwriters and RCS from the amounts held in the Trust Account solely in the event the Company completes an Initial Business Combination. The underwriters and RCS are not entitled to any interest accrued on the Deferred Fees.

4. Related Party Transactions

Founder Shares

On August 1, 2014, the Sponsor purchased 8,625,000 shares of the Company’s common stock (the “Founder Shares”) for $25,000, or approximately $0.003 per share. The Founder Shares are identical to the common stock included in the Public Units except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below. On October 1, 2014, the Sponsor forfeited 1,725,000 Founder Shares, which the Company cancelled. Thereafter, the Sponsor sold 20,000 Founder Shares at their original purchase price to each of the Company’s independent directors. Up to 900,000 Founder Shares will be subject to forfeiture by the Company’s initial stockholders (or their permitted transferees) on a pro rata basis depending on the extent to which the underwriters’ over-allotment option in connection with the Public Offering is exercised. The number of Founder Shares issued and subject to forfeiture was determined based on the expectation that the Founder Shares would represent 20% of the outstanding shares after the Public Offering.

F-8

AR CAPITAL ACQUISITION CORP.

(A Corporation in the Development Stage)

Notes to the Balance Sheet

The initial stockholders have agreed not to transfer, assign or sell any of their Founder Shares until the earlier of (a) one year after the completion of the Initial Business Combination, or earlier if, subsequent to the Initial Business Combination, the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after the consummation of the Initial Business Combination or (b) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property (the “Lock Up Period”).

Private Placement Warrants

The Sponsor has purchased from the Company an aggregate of 6,550,000 Warrants at a price of $1.00 per Warrant (a purchase price of $6,550,000), in a private placement that occurred simultaneously with the completion of the Public Offering (the “Private Placement Warrants”). Each Private Placement Warrant entitles the holder to purchase one share of common stock at $11.50 per share. $4,300,000 of the purchase price of the Private Placement Warrants was added to the proceeds from the Public Offering to be held in the Trust Account pending completion of the Initial Business Combination.

The Private Placement Warrants (including the common stock issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until 30 days after the completion of the Initial Business Combination and they will be non-redeemable so long as they are held by the initial purchasers of the Private Placement Warrants or their permitted transferees (except as described in the prospectus relating to the Public Offering under “Principal Stockholders—Escrow of Founder Shares and Private Placement Warrants and Transfer Restrictions”). If the Private Placement Warrants are held by someone other than the initial purchasers of the Private Placement Warrants or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the warrants included in the Public Units. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the Warrants included in the Public Units and have no net cash settlement provisions.

If the Company does not complete an Initial Business Combination, then the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants will expire worthless.

Sponsor Loans

The Sponsor loaned the Company up to an aggregate of $200,000 by the issuance of a Note on August 1, 2014 to cover expenses related to the Public Offering. The Note was payable without interest upon the consummation of the Public Offering. As of October 7, 2014 the amount of the Note outstanding was $79,702. The Note was repaid in full on October 8, 2014. (See Note 9 – Subsequent Events)

Additionally, as of October 7, 2014, the Company had a due to affiliate of $88,800 to the Sponsor for costs incurred by the Company, which was repaid on October 8, 2014. (See Note 9 – Subsequent Events)

F-9

AR CAPITAL ACQUISITION CORP.

(A Corporation in the Development Stage)

Notes to the Balance Sheet

Administrative Services Agreement

The Company has entered into an agreement to pay RCS Advisory Services, LLC, an entity under common control with the Sponsor, a total of $10,000 per month for office space, utilities, secretarial support and administrative services commencing on the date the Company’s securities were first listed on The NASDAQ Capital Market. Upon the earlier of the completion of the Initial Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees.

M&A Services Agreement

The Company has entered into an agreement with RCS to act as a financial advisor in connection with the Company’s identification, negotiation and consummation of an Initial Business Combination (the “M&A Services Agreement”). Specifically, the M&A Services Agreement provides that RCS will perform customary financial analyses of potential Initial Business Combination targets, assist in coordinating the business due diligence process with potential targets, assist in the Company’s review and consideration of the financial aspects of business combination proposals, assist in negotiating the financial aspects of an Initial Business Combination and provide other mutually agreed upon financial advisory services rendered in advance of a determination by the Company’s board to execute definitive documentation related to any business combination. Additionally, in the event that the Company executes a definitive agreement with respect to an Initial Business Combination, the M&A Services Agreement provides that RCS will provide post-signing and pre-closing financial advisory services as may be mutually agreed upon.

In exchange for these services, the M&A Services Agreement provides that the Company will pay RCS an advisory fee equal to 1.1% of the total gross proceeds raised in the Public Offering. This fee will be payable upon consummation of an Initial Business Combination out of the proceeds of the Trust Account released to the Company. The M&A Services Agreement also provides that the Company will reimburse RCS for reasonable out-of-pocket expenses, irrespective of whether an Initial Business Combination is consummated, and in the event that the Company fails to complete an Initial Business Combination within 24 months from the closing of the Public Offering, such out-of-pocket expenses will not be paid out of the Trust Account. The M&A Services Agreement may be terminated by either party at any time with or without cause.

Compensation Reimbursement Agreement

The Company entered into an agreement to pay the Sponsor an amount not to exceed $15,000 per month as reimbursement for a portion of the compensation paid to its personnel, including certain of the Company’s officers who work on the Company’s behalf, commencing on the date the Company’s securities are first listed on NASDAQ. Upon the earlier of the completion of the Initial Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees.

Registration Rights Agreement

The holders of the Founder Shares, Private Placement Warrants and Warrants that may be issued upon conversion of working capital loans (and any shares of common stock issuable upon the exercise of the Private Placement Warrants and Warrants that may be issued upon conversion of working capital loans) will be entitled to registration rights pursuant to a registration rights agreement signed on the effective date of the Public Offering. The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Company’s completion of the Initial Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs (a) in the case of the Founder Shares, one year after the date of the consummation of the Initial Business Combination or earlier if, subsequent to the Initial Business Combination, (i) the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Initial Business Combination, or (ii) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property and (b) in the case of the Private Placement Warrants and the respective common stock underlying such Warrants, 30 days after the completion of the Initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

F-10

AR CAPITAL ACQUISITION CORP.

(A Corporation in the Development Stage)

Notes to the Balance Sheet

5. Commitments and Contingencies

The Company has granted the underwriters a 45-day option to purchase up to 3,600,000 additional units to cover any over-allotment, at the initial public offering price less the underwriting commissions. The warrants that would be issued in connection with the 3,600,000 over-allotment units are identical to the Warrants and have no net cash settlement provisions.

The Company paid an underwriting discount of 2% of the per Public Unit offering price to the underwriters at the closing of the Public Offering, with Deferred Fees of 3.5% of the per Public Unit offering price payable upon the Company’s completion of an Initial Business Combination to the underwriters and RCS from the amounts held in the Trust Account solely in the event the Company completes its Initial Business Combination.

6. Deferred Underwriting Commissions

The Company is committed to pay a portion of the Deferred Fees totaling $5,760,000, or 2.4% of the gross offering proceeds of the Public Offering, to the underwriters upon the Company’s consummation of an Initial Business Combination. The underwriters will not be entitled to any interest accrued on their portion of the Deferred Fees, and no portion of the Deferred Fee is payable to the underwriters if there is no Initial Business Combination.

7. Trust Account

A total of $240,000,000, which includes $235,200,000 of the net proceeds from the Public Offering, $4,300,000 from the sale of the Private Placement Warrants and $500,000 paid by the underwriters to the Company as reimbursement for certain expenses incurred in connection with the Public Offering, has been placed in the Trust Account. As of October 7, 2013, the balance in the Trust Account was $240,000,000 represented in cash.

8. Stockholders’ Equity

Common Stock — The authorized common stock of the Company includes up to 400,000,000 shares. Holders of the Company’s common stock are entitled to one vote for each share of common stock. At October 7, 2014, there were 30,900,000 shares of common stock issued and outstanding, including 22,829,846 shares subject to possible redemption.

Preferred Stock — The authorized preferred stock of the Company includes up to 1,000,000 shares. At October 7, 2014, there were no shares of preferred stock issued and outstanding.

9. Subsequent Events

Management has performed an evaluation of subsequent events through October 14, 2014, the date of issuance of the balance sheet, noting no items which require adjustment or disclosure except for the following items:

On October 8, 2014, the Company repaid the Note to the Sponsor for $79,702.

On October 8, 2014, the due to affiliate amount of $88,800 was repaid to the Sponsor.

F-11